Prepaid Expenses and Other Assets, Current	3 Months Ended
Mar. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid Expenses and Other Assets, Current	Prepaid Expenses and Other Assets, Current
Prepaid expenses and other assets, current consisted of the following (in thousands):

	March 31, 2021	December 31, 2020
Research and development claims receivable	$30,791	$24,711
Prepayments	7,477	10,206
VAT receivable	3,292	3,124
Lease receivables from terminations	4,480	1,237
Grant income receivable	411	414
Other receivable	257	199
Deferred cost	1,554	3,008
Total prepaid expenses and other current assets	$48,262	$42,899

The decrease in prepayments of $2.7 million as at March 31, 2021 when compared to December 31, 2020 is primarily related to decreases in prepayments for clinical trials and lower payments of directors' and officers liability insurance due to the timing of payments in the period when compared to the same period in the prior year.
The increase in research and development claims receivable is due to an increase in the effective tax rate when compared to the same period last year. More information on the movement in the tax position between periods can be found in Note 9.